                                  EXHIBIT 32(b)
                                 TO FORM 10-K OF
                           SEA PINES ASSOCIATES, INC.

                                  CERTIFICATION

      Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Sea Pines Associates, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-K for the year ended October 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  January 31, 2005                                 /s/ Steven P. Birdwell
                                                         ----------------------
                                                         Steven P. Birdwell
                                                         Chief Financial Officer